U.S. GLOBAL ACCOLADE FUNDS

                                   ADRIAN DAY
                            GLOBAL OPPORTUNITY FUND
                                P.O. BOX 781234
                         SAN ANTONIO, TEXAS 78278-1234

                        1-800-US-FUNDS (1-800-873-8637)
                (INFORMATION, SHAREHOLDER SERVICES AND REQUESTS)

                        INTERNET: HTTP://WWW.USFUNDS.COM

                                   PROSPECTUS


                               FEBRUARY 20, 1997
                             AMENDED APRIL 17, 1997


This prospectus presents information that a prospective investor should know about the Adrian Day Global Opportunity Fund (the "Fund"), a diversified series of U.S. Global Accolade Funds (the "Trust"), formerly Accolade Funds. The Trust is an open-end management investment company. Investors are responsible for determining whether or not an investment in the Fund is appropriate for their needs. Read and retain this prospectus for future reference.

A Statement of Additional Information dated February 20, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement is available free from U.S. Global Accolade Funds by calling 1-800-US-FUNDS (1-800-873-8637) or writing to the address shown above.


                     THESE SECURITIES HAVE NOT BEEN APPROVED
                              OR DISAPPROVED BY THE
                       SECURITIES AND EXCHANGE COMMISSION
                       OR ANY STATE SECURITIES COMMISSION
                 NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
                       OR ANY STATE SECURITIES COMMISSION
                      PASSED UPON THE ACCURACY OR ADEQUACY
                               OF THIS PROSPECTUS.
                       ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

SUMMARY OF FEES AND EXPENSES ...............................................   2
INVESTMENT OBJECTIVES AND PRACTICES ........................................   3
OTHER INVESTMENT PRACTICES .................................................   4
RISK FACTORS ...............................................................   7
HOW TO PURCHASE SHARES .....................................................   9
HOW TO EXCHANGE SHARES .....................................................  12
HOW TO REDEEM SHARES .......................................................  14
HOW SHARES ARE VALUED ......................................................  19
DIVIDENDS AND TAXES ........................................................  20
THE TRUST ..................................................................  21
MANAGEMENT OF THE FUND .....................................................  22
DISTRIBUTION EXPENSE PLAN ..................................................  24
PERFORMANCE INFORMATION ....................................................  25

                          SUMMARY OF FEES AND EXPENSES

The following summary is provided to assist you in understanding the various costs and expenses a shareholder in the Fund could bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load ...........................................        None
     Redemption Fee ...............................................        None
     Administrative Exchange Fee ..................................      $    5
     Account Closing Fee (does not apply to exchanges) ............      $   10
     Trader's Fee (shares held less than 30 days) .................        1.00%
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET
  ASSETS)1
     Management Fees ..............................................        1.25%
     12b-1 Fees ...................................................        0.25%
     Other Expenses, including Transfer Agency
       and Accounting Services Fees ...............................        1.00%
     Total Fund Operating Expenses ................................        2.50%

Except for active ABC Investment Plan (Registered Trademark) accounts, custodial accounts for minors and retirement accounts, if an account balance falls, for any reason other than market fluctuations, below $5,000 anytime during a month, that account will be subject to a monthly small account charge of $1 which will be payable quarterly. See SMALL ACCOUNTS.

A shareholder who requests delivery of redemption proceeds by wire transfer will be subject to a $10 charge. International wires will be higher.

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HYPOTHETICAL EXAMPLE OF EFFECT OF FUND EXPENSES(1):

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each period.

1 year...............................  $      35
3 years..............................  $      88

The Hypothetical Example is based upon the Fund's estimated expenses which are expected to decline as the Fund's net assets increase. In conformance with SEC regulations, the example is based upon a $1,000 investment; however, the Fund's minimum investment is $5,000. In practice, a $1,000 account would be assessed a monthly $1.00 small account charge which is not reflected in the example. See SMALL ACCOUNTS. Included in these estimates is the account closing fee of $10 for each period. This fee is a flat charge which does not vary with the size of your investment. Accordingly, for investments larger than $1,000, your total expenses will be substantially lower in percentage terms than the illustration implies. The example should not be considered a representation of future expenses. Actual expenses may be more or less than those shown.

                      INVESTMENT OBJECTIVES AND PRACTICES

The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve this objective by investing throughout the world in a diversified portfolio consisting primarily (80% of total assets during normal market conditions) of marketable common stocks and in securities convertible into common stocks of global (both international and domestic) blue chip corporations that the Sub-Advisor believes the market has undervalued.

The Fund is committed to flexible value investing, searching for common stocks that are selling at substantial discounts to the underlying value of their assets, earning power, or private market value. Taking a global approach, the Fund searches for value investments around the world. The Fund seeks first to build and maintain core investments in the common stock of international blue chip companies that are well capitalized and well managed and enjoy strong balance sheets and brand-name recognition in their own markets. The Sub-Advisor believes such companies are poised to grow and prosper with the continued development of consumer markets around the world. Supplementing these core investments, the Fund has the flexibility to purchase a wide variety

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(1) Annual Fund Operating Expenses and the Hypothetical Example are based on the
Fund's estimated expenses. Management fees, transfer agency fees, and accounting services fees are paid to U.S. Global Investors, Inc. (the "Advisor") and its wholly owned subsidiaries. The Advisor then pays a part of the management fee to Global Strategic Management, Inc. (the "Sub- Advisor") for serving as sub-advisor. Please refer to the section entitled MANAGEMENT OF THE FUNDS for further information.

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
of investments that appear to the Sub-Advisor to offer value at any particular time. The Sub-Advisor searches for a variety of unrecognized contrarian investments, including at any given time, securities issued by smaller, lesser known companies, new companies, and companies operating in emerging markets. The Fund may also invest in debt securities (although income is an incidental consideration) including high yield or junk bonds, convertible securities, and commodity-linked securities.

Under normal market conditions the Fund will invest primarily (up to 100% of its assets) in foreign securities, although investments in United States securities are permitted and will be emphasized when the Sub-Advisor believes that opportunities in the United States markets appear more attractive. When deemed appropriate by the Fund's Sub-Advisor for short-term investment or defensive purposes, the Fund may hold a portion of its assets (up to 100%) in short-term debt instruments including commercial paper, certificates of deposit, or repurchase agreements.

The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective is not a fundamental policy and may be changed by the Board of Trustees without shareholder approval. However, shareholders will be notified in writing at least thirty days prior to any material change in the Fund's investment objective. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies that may be changed by the Board of Trustees without shareholder approval.

                           OTHER INVESTMENT PRACTICES

As a fundamental policy that cannot be changed without a vote of shareholders:

     (a) the Fund may not invest more than 25% of its total assets in securities of companies principally engaged in any one industry (other than obligations issued or guaranteed by the United States Government or any of its agencies or instrumentalities);

     (b) with respect to 75% of its total assets, the Fund will not: (i) invest more than 5% of the value of its total assets in the securities of any one issuer (except such limitation will not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities); nor (ii) acquire more than 10% of the outstanding voting securities of any one issuer;

     (c) the Fund may lend portfolio securities with an aggregate market value of not more than one-third of the Fund's total net assets;

     (d) the Fund may borrow up to 33 1/3% of the amount of its total assets (reduced by the amount of all liabilities and indebtedness other than such borrowings) when deemed desirable or appropriate to effect redemptions,

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     provided, however, that the Fund will not purchase additional securities while borrowings exceed 5% of the Funds total assets.

PORTFOLIO TURNOVER

It is the policy of the Fund to seek long-term growth of capital. The Fund will effect portfolio transactions without regard to its holding period if, in the judgment of the Advisor and Sub-Advisor, such transactions are in the best interests of the Fund. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Certain tax rules may restrict the Fund's ability to engage in short-term trading if the security has been held for less than three months. See PORTFOLIO TURNOVER in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS

In executing portfolio transactions and selecting brokers or dealers, the Fund seeks the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided. Under the Advisory and Sub-Advisory agreements, the Advisor and Sub-Advisor are permitted, in certain circumstances, to pay a higher commission than might otherwise be obtained in order to acquire brokerage and research services. The Advisor and Sub-Advisor must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. In such case, the Board of Trustees will review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits obtained. The advisory fee of the Advisor will not be reduced by reason of its receipt of such brokerage and research services. To the extent that any research services of value are provided by broker-dealers through or with whom the Fund places portfolio transactions, the Advisor or Sub-Advisor may be relieved of expenses which they might otherwise bear.

REPURCHASE AGREEMENTS

The Fund may invest a portion of its assets in repurchase agreements with domestic broker-dealers, banks and other financial institutions, provided the Fund's custodian always has possession of securities serving as collateral or has evidence of book entry receipt of such securities. In a repurchase agreement, the Fund purchases securities subject to the seller's agreement to repurchase such securities at a specified time (normally one day) and price. The

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repurchase price reflects an agreed-upon interest rate during the time of investment. All repurchase agreements must be collateralized by United States Government or government agency securities, the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters an insolvency proceeding, the resulting delay in liquidation of securities serving as collateral could cause the Fund some loss if the value of the securities declined prior to liquidation. To minimize the risk of loss, the Fund will enter into repurchase agreements only with institutions and dealers which the Board of Trustees consider creditworthy.

STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various other investment strategies as described below. Such strategies are generally accepted as modern portfolio management techniques and are regularly used by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, financial futures contracts and options thereon, and may enter into various currency transactions such as currency forward contracts, currency futures contracts, or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). The Fund will not sell put options except in closing transactions.

The Fund may engage in Strategic Transactions for hedging, risk management, or portfolio management purposes and not for speculation. Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund's portfolio. Such changes may result from securities markets or currency exchange rate fluctuations. Strategic Transactions may also be used to attempt to protect the Fund's unrealized gains or prevent losses in the value of its portfolio securities, or to establish a position using Strategic Transactions as a temporary substitute for purchasing or selling particular securities. See INVESTMENT OBJECTIVES AND POLICIES -- RISK CONSIDERATIONS OF THE FUND in the Statement of Additional Information. The ability of the Fund to use these Strategic Transactions successfully will depend upon the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when it engages in Strategic Transactions.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend securities to broker-dealers or institutional investors for their use in connection with short sales, arbitrages and other securities transactions. The Fund may receive a fee from broker-dealers for lending its portfolio

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
securities. The Fund will not lend portfolio securities unless the loan is secured by collateral (consisting of any combination of cash, United States Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. In the event of a bankruptcy or breach of agreement by the borrower of the securities, the Fund could experience delays and costs in recovering the securities loaned. The Fund will not enter into securities lending agreements unless its custodian bank/lending agent will fully indemnify the Fund against loss due to borrower default. The Fund may not lend securities with an aggregate market value of more than one-third of the Fund's total net assets.

                                  RISK FACTORS

The Fund is designed for long-term value investors who can accept international investment risk. The Fund's share price will tend to reflect the movements of the different securities markets in which it is invested and, unless hedged, the foreign currencies in which investments are denominated.

Because the Fund's investments will be subject to the market fluctuations and risks inherent in all investments, there can be no assurance that the Fund's stated objective will be realized. The Fund's Advisor and Sub-Advisor will seek to minimize these risks through professional management and investment diversification. As with any long-term investment, the value of shares when sold may be higher or lower than when purchased.

MARKET RISK

Investments in equity and debt securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the control of the Advisor or Sub-Advisor. As a result, the return and net asset value of the Fund will fluctuate.

The Fund may purchase common stock of small and medium size companies which may be unseasoned and which often fluctuate in price more than common stocks of larger, more mature companies.

Debt securities, including investment grade and high yield bonds, are also subject to price fluctuations based on changes in the level of interest rates, which will generally result in these securities changing in price in the opposite direction. That is, these securities will experience appreciation when interest rates decline and will depreciate when interest rates rise.

FOREIGN INVESTMENTS

While investment by the Fund on an international basis will permit shareholders to participate in economic developments abroad, such investments involve certain risks not ordinarily associated with investing in securities of United

States issuers. These risks may include political instability of some foreign governments, fluctuation in foreign exchange rates, the imposition of exchange control regulations, the possibility of expropriation decrees, more limited information about foreign issuers, different accounting standards, higher brokerage costs and foreign withholding taxes. Moreover, foreign securities and their markets may not be as liquid as U.S. securities and their markets.

To the extent the Fund's investments are denominated in and pay interest or dividends in foreign currencies, and to the extent that the Fund's currency exposure is unhedged, the value of their investment by the Fund, as measured in U.S. dollars, may be affected either favorably or unfavorably by movements in exchange rates between the dollar and those foreign currencies. For more detailed information see FOREIGN SECURITIES in the Statement of Additional Information.

EMERGING MARKETS

The Fund may invest up to 15% of its assets in emerging markets, but not more than 5% of its assets in any single country considered to be part of the emerging market. Any company with a market capitalization of $500 million or more is excluded from the 15% limitation regardless of whether or not it is incorporated or primarily operates in an emerging market. The risks of investing in foreign markets are generally intensified for investments in emerging markets since their economies are generally smaller, less diverse, and less mature, and their political systems less stable than those in developed countries. A more complete description of the risks associated with investing in emerging markets is contained in the Statement of Additional Information.

CURRENCY HEDGING

The Sub-Advisor may engage in Strategic Transactions in an attempt to hedge the Fund's foreign securities investments back to the U.S. dollar when, in its judgment, currency movements affecting particular investments are likely to harm the performance of the Fund. Possible losses from changes in currency exchange rates are primarily a risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can disappear or become losses. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's performance even when the Sub-Advisor attempts to minimize currency risk through hedging activities. While currency hedging may reduce portfolio volatility, there are costs associated with such hedging, including the loss of potential profits, losses on Strategic Transactions and increased transaction expenses.

                                       8
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LOWER-RATED AND UNRATED DEBT SECURITIES

The Fund may invest up to 15% of its assets in debt securities without regard to credit rating and may, therefore, invest in instruments that could experience a default in the payment of principal and interest. The Fund may also purchase debt securities on which the issuer has defaulted.

Lower-rated or unrated high yield debt securities are commonly known as junk bonds and are often considered to be of speculative grade. They involve greater risk of default due to changes in economic conditions, changes in the issuer's creditworthiness or other circumstances. The market for these securities is generally more limited and their prices may experience greater volatility than in the case of debt securities with higher ratings. See the Statement of Additional Information for a more complete discussion of the risks of investing in lower-rated and unrated debt securities.

COMMODITY LINKED SECURITIES

The Fund may invest up to 10% of its net assets in structured notes and/or preferred stock, the value of which is linked to the price of gold or other commodities. Such structured securities have different characteristics and risks than other types of securities in which the Fund may invest. For example, not only the coupon and/or dividend but also the redemption amount may be increased or decreased depending on the change in the price of the referenced commodity. See COMMODITY LINKED SECURITIES in the Statement of Additional Information for further information.

ILLIQUID SECURITIES

Disposition of illiquid securities often takes more time than more liquid securities, may result in higher selling expenses and may not be able to be made at desirable prices or at the prices at which such securities have been valued by the Fund. As a non-fundamental policy, the Fund will not invest more than 15% of its net assets in illiquid securities.

                             HOW TO PURCHASE SHARES

The minimum initial investment for the Fund is $5,000 for regular accounts or $1,000 for custodial accounts for minors. The minimum subsequent investment is $50. The minimum initial investment for persons enrolled in the ABC (Registered Trademark) Investment Plan (Automatically Building Capital) is $1,000, and the minimum subsequent investment pursuant to such a plan is $100 or more per month per account. No minimum purchase is required for retirement plan accounts, including IRAs, administered by the Advisor or its agents and affiliates. Management may waive the minimum initial or subsequent investment requirements for purchases made through qualifying broker-dealers of certain institutional programs.

                                       9
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YOU MAY INVEST IN THE FOLLOWING WAYS:

BY MAIL

Send your application and check, made payable to the Adrian Day Global Opportunity Fund, to P.O. Box 781234, San Antonio, Texas 78278-1234.

When making subsequent investments, enclose your check with the return remittance section of the confirmation statement, or write your name, address and account number on your check or a separate piece of paper and mail to the address mentioned above. Do not use the remittance part of your confirmation statement for a different fund because it is pre-coded. This may cause your investment to be invested into the wrong fund. If you wish to purchase shares in more than one fund, send a separate check or money order for each fund. Third party checks will not be accepted, and the Trust reserves the right to refuse to accept second party checks.

BY TELEPHONE

Once your account is open, you may make investments by telephone by calling 1-800-US-FUNDS (1-800-873-8637). Investments by telephone are not available in money market funds or any retirement account administered by the Advisor or its agents. The maximum telephone purchase is ten times the value of the shares owned, calculated at the last available net asset value. Payment for shares purchased by telephone is due within seven business days after the date of the transaction. You cannot exchange shares purchased by telephone until after payment has been received and accepted by the Trust.

BY WIRE

You may make your initial or subsequent investments in U.S. Global Accolade Funds by wiring funds. To do so, call U.S. Global Accolade Funds at 1-800-US-FUNDS (1-800-873-8637) for a confirmation number and wiring instructions.

BY ABC INVESTMENT Plan (Registered Trademark)

The ABC Investment Plan (Registered Trademark) (Automatically Building Capital) is offered as a special service allowing you to build a position in any of the U.S. Global Investors family of funds over time without trying to outguess the market. Once your account is open, you may make investments automatically by completing the ABC Investment Plan (Registered Trademark) form authorizing U.S. Global Accolade Funds to draw on your money market or bank account for a minimum of $100 a month beginning within thirty (30) days after the account is opened. These lower minimums are a special service bringing to small investors the benefits of U.S. Global Accolade Funds without requiring a $5,000 minimum initial investment.

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Your investment dollars will automatically buy more shares when the market is undervalued and fewer shares when the market is overvalued. By investing an equal amount at regular, periodic intervals, you avoid the extremes in the market. Of course, using the ABC Investment Plan (Registered Trademark) does not guarantee a profit. If you sell at the bottom, no system will give you a gain.

You may call 1-800-873-8637 to open a treasury money market fund or you could ask your bank whether it will honor debits through the Automated Clearing House ("ACH") or, if necessary, preauthorized checks. You may change the date or amount of your investment or discontinue the Plan anytime by letter received by U.S. Global Accolade Funds at least two weeks before the change is to become effective.

ADDITIONAL INFORMATION ABOUT PURCHASES

All purchases of shares are subject to acceptance by the Trust and are not binding until accepted. U.S. Global Accolade Funds reserves the right to reject any application or investment. Orders received by the Fund's transfer agent or a subagent before 4:00 p.m. Eastern time, Monday through Friday exclusive of business holidays, and accepted by the Fund will receive the share price next computed after receipt of the order. If the NYSE and other financial markets close earlier, as on the eve of a holiday, orders will become effective earlier in the day at the close of trading on the NYSE.

If your telephone order to purchase shares is canceled due to nonpayment or late payment (whether or not your check has been processed by the Fund), you will be responsible for any loss incurred by the Trust because of such cancellation.

If a check is returned unpaid due to nonsufficient funds, stop payment or other reasons, the Trust will charge $20, and you will be responsible for any loss incurred by the Trust with respect to canceling the purchase.

To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any affiliated funds already owned by any purchaser whose order is canceled, for whatever reason. Such a purchaser may be prohibited from placing additional orders unless investments are accompanied by full payment by wire or cashier's check.

U.S. Global Accolade Funds charges no sales commissions or "loads" of any kind. However, investors may purchase and sell shares through registered broker-dealers who may charge fees for their services.

CHECKS DRAWN ON FOREIGN BANKS. To be received in good order, an investment must be made in U.S. dollars payable through a bank in the U.S. As an accommodation, the Fund's transfer agent may accept checks payable in a foreign currency or drawn on a foreign bank and will attempt to convert such checks into U.S. dollars and repatriate such amount to the Fund's account in the

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U.S. Your investment in the Fund will not be considered to have been received in good order until your foreign check has been converted into U.S. dollars and is available to the Fund through a bank in the U.S. Your investment in the Fund may be delayed until your foreign check has been converted into U.S. dollars and cleared the normal collection process. Any amounts charged to the Fund for collection procedures will be deducted from the amount invested.

If the Trust incurs a charge for locating a shareholder without a current address, such charge will be passed through to the shareholder.

TAX IDENTIFICATION NUMBER

The Fund is required by Federal law to withhold and remit to the United States Treasury a part of the dividends, capital gain distributions and proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who underreports dividend or interest income or who fails to provide certification of tax identification number. To avoid this withholding requirement, you must certify on your application, or on a separate Form W-9 supplied by the transfer agent, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In addition, the Fund assesses a $50 administrative fee if the taxpayer identification number is not provided by year-end.

CONFIRMATION STATEMENTS

When you open your account, U.S. Global Accolade Funds will send you a confirmation statement, which will be your evidence that you have opened an account with U.S. Global Accolade Funds. The confirmation statement is nonnegotiable, so if it is lost or destroyed, you will not be required to buy a lost instrument bond or be subject to other expense or trouble, as you would with a negotiable stock certificate. The fund does not issue stock certificates.

                             HOW TO EXCHANGE SHARES

You have the privilege of exchanging into any of the other funds in the U.S. Global Investors family of funds. An exchange involves the redemption (sale) of shares of one fund and purchase of shares of another fund at the respective closing net asset value and is a taxable transaction.

FUNDS IN THE U.S. GLOBAL INVESTORS FAMILY OF FUNDS

Investing involves balancing potential rewards against potential risks. To achieve higher rewards on your investment, you must be willing to take on higher risk. If you are most concerned with safety of principal, a lower risk investment will provide greater stability but with lower potential earnings. Another strategy for dealing with volatile markets is to use the ABC Investment Plan (Registered Trademark). The list below is a reward and risk guide to all of the mutual funds in the U.S. Global Investors family of funds. This guide may help you decide if a fund is suitable for your investment goals.

              HIGH REWARD     ^       China Region Opportunity Fund
                HIGH RISK     |       Regent Eastern European Fund
                              |       U.S. Gold Shares Fund
                              |       U.S. World Gold Fund
                              |       U.S. Global Resources Fund
                              |       Adrian Day Global Opportunity Fund
                              |       Bonnel Growth Fund
          MODERATE REWARD     |       U.S. Real Estate Fund
            MODERATE RISK     |       U.S. All American Equity Fund
                              |       MegaTrends Fund
                              |       U.S. Income Fund
                              |       U.S. Tax Free Fund
                              |       United Services Near-Term Tax Free Fund
               LOW REWARD     |       U.S. Government Securities Savings Fund
                 LOW RISK     v       U.S. Treasury Securities Cash Fund

If you have additional questions, one of our professional investor representatives will personally assist you. Call 1-800-US-FUNDS
(1-800-873-8637).

BY TELEPHONE

You will be able to automatically direct U.S. Global Accolade Funds to exchange your shares by calling toll free 1-800-US-FUNDS (1-800-873-8637). In connection with such exchanges, neither the Fund nor the transfer agent will be responsible for acting upon any instructions reasonably believed by them to be genuine. The shareholder, because of this policy, will bear the risk of loss. The Fund and/or its transfer agent will, however, use reasonable procedures to confirm that telephone instructions are genuine (including requiring some form of personal identification, providing written confirmation and tape recording conversations). If either party does not employ reasonable procedures, it may be liable for losses due to unauthorized or fraudulent transactions.

BY MAIL

You may direct U.S. Global Accolade Funds in writing to exchange your shares between identically registered accounts in the U.S. Global Investors family of funds. The request must be signed exactly as the name appears in the registration. (Before writing, read ADDITIONAL INFORMATION ABOUT EXCHANGES.)

ADDITIONAL INFORMATION ABOUT EXCHANGES

(1) A $5 charge will be paid to United Shareholder Services, Inc. for each exchange out of any fund account. Retirement accounts administered by the Advisor or its agents are charged $5 for each exchange exceeding three per quarter. Exchange fees cover administrative costs associated with handling these exchanges.

(2) An exchange involves both the redemption of shares out of the Fund and the purchase of shares in a "Separate Fund." Like any other purchase, shares of the Separate Fund cannot be purchased by exchange until all conditions of purchase are met, including investable proceeds being immediately available. Like any other redemption, the Fund reserves the right to hold exchange proceeds for up to seven days. In general, the Fund expects to exercise this right on exchanges of $50,000 or more. In such event, purchase of the Separate Fund shares will also be delayed. Separate Fund shares will be priced at their net asset value at the time of purchase. Redemption proceeds will not be invested in either fund during this period. Fund shares will always be redeemed immediately; however, Separate Fund shares will not be purchased until investable proceeds are available. You will be notified immediately if the purchase will be delayed.

(3) Shares may not be exchanged unless you have furnished U.S. Global Accolade Funds with your tax identification number, certified as required by the Internal Revenue Code and Regulations, and the exchange is to an account with like registration and tax identification number. (See TAX IDENTIFICATION NUMBER.)

(4) Exchanges out of the Adrian Day Global Opportunity Fund of shares held less than 30 days are subject to a trader's fee. (See TRADER'S FEE PAID TO FUNDS.)

(5) The exchange privilege may be canceled anytime. The exchange fee and other terms of the privilege are subject to change.

                              HOW TO REDEEM SHARES

You may redeem any or all of your shares at will. Requests received in proper order by the Trust's transfer agent or a subagent before 4:00 p.m. Eastern time, Monday through Friday exclusive of business holidays, will receive the share price next computed after receipt of the request.

BY MAIL

A written request for redemption must be in "proper order," which requires the delivery of the following to the transfer agent:

     (1) written request for redemption signed by each registered owner exactly as the shares are registered, the account number and the number of shares or the dollar amount to be redeemed;

     (2)  signature guarantees when required; and

     (3) additional documents as are customarily required to evidence the authority of persons effecting redemptions on behalf of corporations, executors, trustees, and other fiduciaries. Redemptions will not become effective until all documents, in the form required, have been received by the transfer agent. (Before writing, read ADDITIONAL INFORMATION ABOUT REDEMPTIONS.)

HOW TO EXPEDITE REDEMPTIONS

To redeem your Fund shares by telephone, you may call the Fund and direct an exchange out of the Fund into an identically registered account in a U.S. Global treasury money market fund ($1,000 minimum initial investment). You may then write a check against your treasury money market fund account. See HOW TO EXCHANGE SHARES for a description of exchanges, including the $5 exchange fee. Call 1-800-873-8637 for more information concerning telephone redemptions and a treasury money market fund prospectus.

SPECIAL REDEMPTION ARRANGEMENTS

Institutional investors, brokers, advisers, banks or similar institutions (whether acting for themselves or on behalf of a client) may make special arrangements to have redemption proceeds transferred by wire to pre-established accounts upon telephone instructions. For additional information, call the Trust at 1-800-873-8637. Telephone redemptions are available for Chairman's Circle accounts.

SIGNATURE GUARANTEE

Redemptions of more than $15,000 require a signature guarantee. A signature guarantee is required for all redemptions, regardless of the amount involved, if
(a) proceeds are to be paid to someone other than the registered owner of the shares or (b) proceeds are to be mailed to an address other than the registered address of record. When a signature guarantee is required, each signature must be guaranteed by: (a) a federally insured bank or thrift institution; (b) a broker or dealer (general securities, municipal, or government) or clearing agency registered with the U.S. Securities and Exchange Commission that maintains net capital of at least $100,000; or (c) a national securities exchange or national securities association. The guarantee must: (i) include the statement "Signature(s) Guaranteed"; (ii) be signed in the name of the guarantor by an authorized person, including the person's printed name and position with the guarantor; and (iii) include a recital that the guarantor is federally insured, maintains the requisite net capital or is a national securities exchange or association. Shareholders living abroad may acknowledge their signatures before a U.S. consular officer. Military personnel may acknowledge their signatures before officers authorized to take acknowledgments (e.g., legal officers and adjutants).

REDEMPTION PROCEEDS MAY BE SENT TO YOU:

BY MAIL

If your redemption check is mailed, it is usually mailed within 48 hours; however, the Fund reserves the right to hold redemption proceeds for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be mailed until the purchase check has cleared, which may take up to seven days. You may avoid this requirement by investing by bank wire (Federal funds). Redemption checks may be delayed if you have changed your address in the last 30 days. Please notify the Fund promptly in writing, or by telephone, of any change of address.

BY WIRE

You may authorize the Fund to transmit redemption proceeds by wire, provided you send written wiring instructions with a signature guarantee at the time of redemption. Proceeds from your redemption will usually be transmitted on the first business day following the redemption. However, the Trust reserves the right to hold redemptions for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be mailed or wired until the purchase check has cleared, which may take up to seven days. A $10.00 charge will be deducted from redemption proceeds to cover the wire. International wire charges will be higher.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

The redemption price may be more or less than your cost, depending on the net asset value of the Fund's portfolio next determined after your request is received.

A request to redeem shares in an IRA or similar retirement account must be accompanied by IRS Form W4-P and a reason for withdrawal as required by the IRS. Proceeds from the redemption of shares from a retirement account may be subject to withholding tax.

The Trust has the authority to redeem existing accounts and to refuse a potential account the privilege of having an account in the Trust if the Trust reasonably determines that the failure to redeem or prohibit would have a material adverse consequence for the Trust and its shareholders. No account closing fee or redemption fee will be charged to investors whose accounts are closed under this provision.

TRADER'S FEE PAID TO FUND

A trader's fee of 1.00% of the value of shares redeemed or exchanged will be assessed to shareholders who redeem or exchange shares of the Fund held less than thirty (30) calendar days. The trader's fee will be paid to the Fund to benefit remaining shareholders by protecting them against expenses due to excessive trading. Excessive short-term trading has an adverse impact on effective portfolio management as well as on Fund expenses. The Fund has reserved the right to refuse investments from shareholders who engage in short-term trading that may be disruptive to the Fund.

ACCOUNT CLOSING FEE

To reduce Fund expenses, an account closing fee of $10 will be assessed to shareholders who redeem all shares in their Fund account and direct that redemption proceeds be delivered to them by mail or wire. The charge is payable directly to the Fund's transfer agent; the transfer agent will reduce its charges to the Fund by an equal amount. The purpose of the charge is to allocate to redeeming shareholders a more equitable portion of the transfer agent's fee, including the cost of tax reporting, which is based upon the number of shareholder accounts. Account closing fees do not apply to exchanges between the funds in the U.S. Global Investors family of funds nor do they apply to any account which is involuntarily redeemed.

SMALL ACCOUNTS

Fund accounts which fall, for any reason other than market fluctuations, below $5,000 anytime during the month will be subject to a monthly small account charge of $1 which will be payable quarterly. The charge is payable directly to the Fund's transfer agent which, in turn, will reduce its charges to the Fund by an equal amount. The purpose of the charge is to allocate the costs of maintaining shareholder accounts more equally among shareholders.

As a special service for small investors, active ABC Investment Plan (Registered Trademark) accounts, custodial accounts for minors and retirement plan accounts administered by the Advisor or its agents and affiliates will not be subject to the small account charge.

To reduce Fund expenses, the Trust may redeem all shares in any shareholder account, other than active ABC Investment Plan (Registered Trademark) accounts, custodial accounts for minors and retirement plan accounts, if, for a period of more than three months, the account has a net asset value of $2,500 or less and the reduction in value is not due to market fluctuations. If the Fund elects to close such accounts, it will notify shareholders whose accounts are below the minimum of its intention to do so, and will give those shareholders an opportunity to increase their accounts by investing enough assets to bring their accounts up to the minimum amount within ninety (90) days of the notice. No account closing fee will be charged to investors whose accounts are closed under this redemption provision.

CONFIRMATION STATEMENTS

Shareholders will normally receive a confirmation statement after each transaction (purchase, redemption, dividend, etc.) showing activity in the account. If you have no transactions, you will receive an annual statement only.

OTHER SERVICES

The Trust offers a number of plans and services to meet the special needs of certain investors. Plans include:

     (1)  payroll deduction plans, including military allotments;

     (2)  custodial accounts for minors;

     (3)  flexible, systematic withdrawal plans; and

     (4) various retirement plans such as IRA, SEP/IRA, 403(b)(7), 401(k) and employer-adopted defined contribution plans.

There is an annual charge for each retirement plan fund account for which Security Trust & Financial Company ("STFC"), a wholly-owned subsidiary of the Advisor, acts as custodian. If the administrative charge is not paid separately before the last business day of a calendar year or before a total redemption, it will be deducted from the shareholder's account. Application forms and brochures describing these plans and services can be obtained from the transfer agent by calling 1-800-US-FUNDS (1-800-873-8637).

SHAREHOLDER SERVICES

United Shareholder Services, Inc., a wholly-owned subsidiary of the Advisor, acts as transfer and dividend paying agent for all fund accounts. Simply write or call 1-800-US-FUNDS for prompt service on any questions about your account.

24-HOUR ACCOUNT INFORMATION

Shareholders can access current information 24 hours a day on yields, share prices, latest dividends, account balances, deposits and redemptions. Just call 1-800-US-FUNDS and press the appropriate codes into your touch-tone phone.

                             HOW SHARES ARE VALUED

Shares of the Fund are purchased or redeemed, on a continuing basis without a sales charge, at their next determined net asset value per share. United Shareholder Services, Inc. calculates the net asset value per share of the Fund. Net asset value per share is determined, and orders become effective, as of 4:00 p.m. Eastern time, Monday through Friday exclusive of business holidays when the NYSE is closed, by dividing the aggregate net assets of the Fund by the total number of outstanding shares of the Fund. If the NYSE and other financial markets close earlier, as on the eve of a holiday, the net asset value per share will be determined earlier in the day at the close of trading on the NYSE.

Valuation will be calculated in U.S. dollars. Securities quoted in other currencies will be converted to U.S. dollars using the exchange rate then in effect in the principal market in which the relevant securities are traded. A portfolio security listed or traded on an international market (market other than those in the United States or Canada), either on an exchange or over-the-counter, is valued at the last reported sales price before the time when assets are valued. A portfolio security listed or traded in the domestic market (market in the United States or Canada), either on an exchange or over-the-counter, is valued at the latest reported sale price before the time when assets are valued. Lacking any sales on that day, the security is valued at the mean of the last reported bid and ask prices.

When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Board of Trustees. These procedures provide, in part, that the Advisor will produce a written "Fair Value Memorandum" stating its methodology and rationale for determining fair value for such assets. A copy of the Fair Value Memorandum will be delivered to the Chairman of the Audit Committee (or any Independent Trustee if the Chairman of the Audit Committee is unavailable). The Chairman of the Audit Committee (or Independent Trustee) will, after full deliberation, have authority to determine fair value in conformance with the Fair Value Memorandum or to call for an immediate meeting of the Audit Committee to establish fair value.

Portfolio securities traded on more than one market are valued according to the broadest and most representative market. Prices used to value portfolio securities are monitored to ensure that they represent current market values. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's Board of Trustees deems that the particular event would materially affect the net asset value, in which case an adjustment will be made. If the price of a portfolio security is determined to be materially different from its current market value, such security will be valued at fair value as determined by management and approved in good faith by the Board of Trustees.

Debt securities with maturities of 60 days or less at the time of purchase are valued based on the amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

                              DIVIDENDS AND TAXES

The Fund intends to qualify as a regulated investment company under SubChapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By complying with the applicable provisions of the Code, the Fund will not be subject to Federal income tax on its net investment income and capital gain net income distributed to shareholders.

All income dividends and capital gain distributions are normally reinvested, without charge, in additional full and fractional shares of the Fund. Alternatively, investors may choose (1) automatic reinvestment of capital gain distributions in Fund shares and payment of income dividends in cash, (2) payment of capital gain distributions in cash and automatic reinvestment of income dividends in Fund shares, or (3) all capital gain distributions and income dividends paid in cash. The share price of the reinvestment will be the net asset value of the Fund shares computed at the close of business on the date the dividend or distribution is recorded. Undeliverable dividend checks returned to the Fund and dividend checks not cashed after 180 days will automatically be reinvested at the price of the Fund on the day returned, and the distribution option will be changed to "reinvest."

At the time of purchase, the share price of the Fund may reflect undistributed income, capital gains or unrealized appreciation of securities. Any dividend or capital gain distribution paid to a shareholder shortly after a purchase of shares will reduce the per share net asset value by the amount of the distribution. Although in effect a return of capital to the shareholder, these distributions are fully taxable.

The Fund generally pays dividends and distributes capital gains, if any, annually.

Mutual funds are potentially subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gains net of capital losses. The Fund intends to make such distributions as may be necessary to avoid this excise tax.

Dividends from taxable net investment income and distributions of net short-term capital gains paid by the Fund are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. Part of these dividends may qualify for the 70% dividends received deduction available to corporations. Distributions of net capital gains will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, regardless of the length of time the investor has held the shares.

Each January shareholders will receive a report of their Federal tax status of dividends and distributions paid or declared by the Fund during the preceding calendar year. This statement will also show whether and to what extent distributions qualify for the 70% dividends received deduction available to corporations.

This discussion relates only to generally applicable Federal income tax provisions in effect as of the date of this prospectus. Shareholders should consult their tax advisers about the status of distributions from the Fund in their own states and localities.

                                   THE TRUST

U.S. Global Accolade Funds (the "Trust") is an open-end management investment company consisting of several separate, diversified portfolios.

The Trust was formed April 16, 1993, as a business trust under the laws of the Commonwealth of Massachusetts. It is a series company authorized to issue shares without par value in separate series. Shares of the series have been authorized; shares of each series represent an interest in a separate portfolio. The Board of Trustees has the power to create additional portfolios anytime without a vote of shareholders of the Trust.

Under the Trust's First Amended and Restated Master Trust Agreement, no annual or regular meeting of shareholders is required, although the Trustees may authorize special meetings from time to time. The Trustees serve six-year terms. No shareholder meeting will ordinarily be held unless otherwise required by the Investment Company Act of 1940 (the "1940 Act"). The Trust will call a meeting of shareholders for purposes of voting on the question of removal of one or more Trustees when requested in writing to do so by record holders of not less than 10% of the Trust's outstanding shares, and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

On any matter submitted to shareholders, shares of each portfolio entitle their holder to one vote per share, regardless of the relative net asset value of each portfolio's shares. On matters affecting an individual portfolio, a separate vote of shareholders is required. Each portfolio's shares are fully paid and non-assessable by the Trust, have no preemptive or subscription rights and are fully transferable with no conversion rights.

                             MANAGEMENT OF THE FUND

TRUSTEES

The Trust's Board of Trustees manages the business affairs of the Trust. The Trustees establish policies and review and approve contracts and their continuance. Trustees also elect the officers and select the Trustees to serve as executive and audit committee members.

THE SUB-ADVISOR

Effective December 18, 1996, the Advisor and the Trust contracted with Global Strategic Management, Inc. (the "Sub-Advisor"), 900 Bestgate Road, Suite 405, Annapolis, Maryland 21401, to serve as Sub-Advisor for the Fund. Mr. Adrian Day, president of the Sub-Advisor and its controlling shareholder, is the Fund's portfolio manager.

Adrian Day has been managing money since the spring of 1991. He is the editor of the widely acclaimed investment newsletter, ADRIAN DAY'S INVESTMENT ANALYST, and has been featured in or has written for many prestigious publications and has been a featured speaker at investment conferences around the world.

The Sub-Advisor manages the composition of the portfolio and furnishes the Fund advice and recommendations with respect to its investments and its investment program and strategy, subject to the general supervision and control of the Advisor and the Trust's Board of Trustees. While the Sub-Advisor does not have experience managing a mutual fund portfolio, it has experience managing, and continues to manage, separate accounts for institutions and wealthy individuals. Investment decisions for the Fund are made independently of investment decisions made for other clients.

Advisor and Sub-Advisor investment personnel may invest in securities for their own accounts according to a Code of Ethics that establishes procedures for personal investing and restricts certain transactions.

In consideration for such services, the Advisor pays the Sub-Advisor a sub-advisory fee. The Advisor and the Sub-Advisor share the management fee equally, except that the Sub-Advisor's fee will be subject to downward adjustments as described in the Statement of Additional Information. The Fund is not responsible for paying any portion of the Sub-Advisor's fees.

THE INVESTMENT ADVISOR

U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, under an investment advisory agreement with the Trust dated September 21, 1994, furnishes investment advice and is responsible for overall management of the Trust's business affairs. Frank E. Holmes is Chairman of the Board of Directors and Chief Executive Officer of the Advisor, and President and Trustee of the Trust. Since October 1989, Mr. Holmes has owned more than 25% of the voting stock of the Advisor and is its controlling person. The Advisor was organized in 1968 and serves as investment advisor to U.S. Global Investors Funds (formerly United Services Funds), a family of mutual funds with approximately $1.5 billion in assets.

The Advisor provides management and investment advisory services to the Trust and to the Funds in the Trust. It furnishes an investment program for the Fund; determines, subject to the overall supervision and review of the Board of Trustees, what investments should be purchased, sold and held; and makes changes on behalf of the Trust in the investments of the Fund.

Investment decisions for the Fund are made independently from those of other investment companies advised by U.S. Global Investors, Inc.

The Advisor also provides the Trust with office space, facilities and business equipment and provides the services of executive and clerical personnel for administering the affairs of the Trust. The Advisor pays the expenses of printing and mailing prospectuses and sales materials used for promotional purposes.

The Advisory Agreement with the Trust provides for the Fund to pay the Advisor a flat management fee of 1.25% of the Fund's average net assets.

The Advisor may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a servicing fee for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions' client Fund shares.

The Advisor is reimbursed certain costs for in-house legal services pertaining to the Fund.

The Fund pays all other expenses for its operations and activities. The expenses borne by the Fund include, among others, the charges and expenses of any shareholder servicing agents; custodian fees; legal and auditor expenses; brokerage commissions for portfolio transactions; the advisory fee; extraordinary expenses; expenses of shareholders and trustee meetings; expenses for preparing, printing, and mailing proxy statements, reports and other communications to shareholders; and expenses of registering and qualifying shares for sale.

THE TRANSFER AGENT

The transfer agency agreement with the Trust provides for the Fund to pay the transfer agent an annual fee of $23.00 per account (1/12 of $23.00 monthly). In connection with obtaining/providing administrative services to the beneficial owners of Fund shares through broker-dealers, banks, trust companies and similar institutions that provide such services and maintain an omnibus account with the transfer agent, the Fund will pay to the transfer agent a monthly fee equal to one-twelfth (1/12) of 12.5 basis points (.00125) of the value of the shares of the fund held in accounts at the institutions, which payment will not exceed $1.92 multiplied by the average daily number of accounts holding Fund shares at the institution. These fees cover the usual transfer agency functions. In addition, the Fund bears certain other transfer agent expenses such as the costs of records retention, postage, telephone and line charges (including the toll-free service) used by shareholders to contact the transfer agent. Transfer agent fees and expenses, including reimbursed expenses, are reduced by the amount of small account charges and account closing fees paid to the transfer agent.

The transfer agent performs bookkeeping and accounting services and determines the daily net asset value for the Fund for a fee based upon assets and subject to an annual minimum fee of $35,000.

                           DISTRIBUTION EXPENSE PLAN

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a distribution expense plan (the "Plan") under which Fund assets may be used to pay for or reimburse expenditures in connection with sales and promotional services related to the distribution of Fund shares, including personal services provided to prospective and existing Fund shareholders, which include the costs of: printing and distribution of prospectuses and promotional materials; making slides and charts for presentations; assisting shareholders and prospective investors in understanding and dealing with the Fund; and travel and out-of-pocket expenses (e.g., copy and long distance telephone charges) related thereto. Fund assets may be used to pay for or reimburse such expenditures provided the total amount expended pursuant to this Plan does not exceed 0.25% of net assets annually.

Under the terms of the Plan the Fund may pay a servicing fee of up to 0.25% of the Fund's average net assets (1/12 of 0.25% monthly) to persons or institutions for performing certain servicing functions for Fund shareholders. These fees will be paid periodically and will generally be based on a percentage of the value of Fund shares held by the institution's clients. The Plan allows the Fund to pay for or reimburse expenditures in connection with sales and promotional services related to the distribution of Fund shares, including personal services provided to prospective and existing Fund shareholders. See DISTRIBUTION PLAN in the Statement of Additional Information.

                            PERFORMANCE INFORMATION

From time to time, in advertisements or in reports to shareholders or prospective shareholders, the Fund may compare its performance, either in terms of its yield, total return, or its yield AND total return, to that of other mutual funds with similar investment objectives and to stock or other indices. Performance comparisons will not be considered as representative of the future performance of the Fund.

The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period that, if applied to a hypothetical $1,000 initial investment, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. The Fund may also use a total return for differing periods computed in the same manner but without annualizing the total return.

The Fund's "yield" refers to the income generated by an investment in the Fund over a 30-day or one-month period (the period will be stated in the advertisement). Yield is computed by dividing the net investment income per share earned during the most recent calendar month by the maximum offering price per share on the last day of that month. This income is then "annualized."
That is, the income generated by the investment during the 30-day period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment.

For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation. Dividend income is computed based upon the stated dividend rate of each security in the Fund's portfolio, and all recurring charges are recognized.

The standard total return and yield results do not take into account recurring and nonrecurring charges for optional services elected by certain shareholders; e.g., nominal fees like the $5 exchange fee. These fees reduce the actual return realized by shareholders.

                           U.S. GLOBAL ACCOLADE FUNDS

                           SHARES OF THE FUND ARE SOLD
                 AT NET ASSET VALUE WITHOUT SALES COMMISSIONS OR
                                 REDEMPTION FEES

                       Adrian Day Global Opportunity Fund

                               INVESTMENT ADVISOR
                           U.S. Global Investors, Inc.
                               7900 Callaghan Road
                            San Antonio, Texas 78229

                             INVESTMENT SUB-ADVISOR
                        Global Strategic Management, Inc.
                          900 Bestgate Road, Suite 405
                            Annapolis, Maryland 21401

                                 TRANSFER AGENT
                        United Shareholder Services, Inc.
                                 P.O. Box 781234
                          San Antonio, Texas 78278-1234

                                    CUSTODIAN
                              Bankers Trust Company
                                 16 Wall Street
                            New York, New York 10005

                             INDEPENDENT ACCOUNTANT
                              Price Waterhouse LLP
                         One Riverwalk Place, Suite 900
                            San Antonio, Texas 78205

                                  100% No Load

                       Be Sure to Retain This Prospectus.
                        It Contains Valuable Information.